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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      February 14, 2002 (January 15, 2002)


                           METATEC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


Ohio                                    0-9220                 31-1647405
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(State or other jurisdiction of      (Commission           (IRS Employer
incorporation)                        File Number)          Identification No.)

7001 Metatec Boulevard, Dublin, Ohio                             43017
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (614) 761-2000


Not Applicable
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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

SALE OF SILICON VALLEY PLANT ASSETS AND TERMINATION OF LEASE

         Metatec International, Inc. (the "Company") completed the sale of certain of its manufacturing plant assets associated with its Milpitas, California (Silicon Valley) facility on January 15, 2002. The sale transaction was effective as of December 31, 2001. The sale price for the assets sold was approximately $1.0 million.

         The Company and the landlord of its Silicon Valley facility completed the termination of the lease for this facility on January 15, 2002. The lease termination was effective as of December 31, 2001. The lease termination relieved the Company of approximately $12.2 million in lease payments due over the next seven years. In exchange for its agreement to terminate the lease, the landlord received a $1.5 million unsecured promissory note payable by the Company in equal annual installments over the next four years and cash and other property valued at approximately $1.2 million.

         A copy of the press release announcing the foregoing matters is filed herewith as Exhibit 99.1.

NEW LOAN AGREEMENT

         On February 8, 2002, the Company entered into a Second Amended and Restated Loan Agreement (the "Restated Loan Agreement") with The Huntington National Bank and Bank One, NA (the "Banks"). The Restated Loan Agreement superceded and replaced the Company's prior loan and standstill agreements with the Banks.

         Pursuant to the Restated Loan Agreement, the Banks are providing the following credit facilities to the Company (collectively, the "Credit Facilities"): (a) an asset based revolving loan facility with a borrowing base as described below; (b) a term loan facility in the principal amount of $9,326,250; and (c) a second term loan facility in the original principal amount of $509,238, which principal amount may be increased to up to $1,000,000 by advances made to the Company after February 8, 2002, and through December 31, 2002. The borrowing base of the revolving loan facility is limited to the lesser of (i) $12,490,762, or (ii) the sum of (A) 80% of eligible domestic accounts receivable, plus (B) 30% of eligible domestic inventory, plus (C) 90% of domestic machinery and equipment. The borrowing base is further reduced by the aggregate amount of the Company's outstanding letters of credit. The borrowing base is permanently reduced by the amount of any advances made to the Company after February 8, 2002, under the second term loan facility. The outstanding principal balance of the revolving loan facility was $7,865,494 as of February 8, 2002.

         The following is a summary of the principal terms of the Credit Facilities. The revolving loan and the term loans will mature on April 1, 2004. Principal payments are due quarterly on the two term loans in an amount calculated upon an EBITDA-based formula. The Credit Facilities are secured by a first lien on all non-real estate business assets of the Company and a pledge of the stock of the Company's subsidiaries. The Company is required to comply with the
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financial and other covenants contained in the Restated Loan Agreement. The revolving loan and the term loans accrue interest at a rate equal to 3.5% in excess of the prime rate of the Banks. Quarterly commitment fees and other fees are required to be paid to the Banks in connection with the Credit Facilities.

         The Restated Loan Agreement is filed herewith as Exhibit 10.1, and the descriptions contained herein of the Restated Loan Agreement and the Credit Facilities are qualified in their entirety by reference to such exhibit.

         On February 8, 2002, the Company issued a press release announcing that it had entered into the Restated Loan Agreement with the Banks. In the press release, the Company also announced that it will report financial results for the fourth quarter and 2001 that will include certain restructuring charges and asset writedowns expected to be in the range of between $20 million and $25 million. A copy of this press release is filed herewith as Exhibit 99.2.

         Schedules and exhibits to the Restated Loan Agreement have not been filed because the Company believes that they do not contain information material to an investment decision that is not otherwise disclosed in the Restated Loan Agreement. A list has been included in the Restated Loan Agreement briefly identifying the contents of all omitted schedules and exhibits. The Company hereby agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon its request.

HIRING OF NEW CHIEF FINANCIAL OFFICER

         The Company has hired Gary W. Qualmann is its new chief financial officer. A copy of the press release making this announcement is filed herewith as Exhibit 99.3.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

Exhibit
Number                Description of Exhibit
10.1                  Second Amended and Restated Loan Agreement dated as of February 8, 2002, among Metatec International, Inc., Bank One, NA, The Huntington National
                      Bank, other financial institutions from time to time party thereto, as banks, and
                      The Huntington National Bank, as administrative agent for the banks.

99.1                  Press release issued by Metatec International, Inc. on January 17, 2002.

99.2                  Press release issued by Metatec International, Inc. on February 8, 2002.

99.3                  Press release issued by Metatec International, Inc. on February 14, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METATEC INTERNATIONAL, INC.


Date:  February 14, 2002            By /s/ Julia A. Pollner
                                       -----------------------------------
                                       Julia A. Pollner, Senior Vice
                                       President, Finance (authorized signatory)
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                                  EXHIBIT INDEX

Exhibit
Number                Description of Exhibit
10.1                  Second Amended and Restated Loan Agreement dated as of February 8, 2002, among Metatec International, Inc., Bank One, NA, The Huntington National
                      Bank, other financial institutions from time to time party thereto, as banks, and The Huntington National Bank, as administrative agent for the banks.

99.1                  Press release issued by Metatec International, Inc. on January 17, 2002.

99.2                  Press release issued by Metatec International, Inc. on February 8, 2002.

99.3                  Press release issued by Metatec International, Inc. on February 14, 2002.